CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
General American Life Insurance Company




We consent to the use of our reports included herein and to the reference of our firm under the heading "Financial Statements" in the Registration Statement and Prospectus for General American Separate Account Two.


                                                  /s/KPMG LLP
                                                  ------------
                                                    KPMG LLP




St. Louis, Missouri
October 5, 2000